UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SB CAPITAL AND

INCOME FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   DECEMBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

MARK J. McALLISTER, CFA

PORTFOLIO MANAGER

Classic Series

Annual Report  •  December 31, 2004

SB CAPITAL

AND INCOME FUND

MARK J. McALLISTER, CFA

Mark J. McAllister has more than 17 years of investment industry experience.

Education: BS in Accounting from St. John’s University; MBA from New York University

FUND OBJECTIVE

The fund seeks total return (that is, a combination of income and long-term capital appreciation).

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Boardi (“Fed”) continued to incrementally raise the federal funds rate.ii

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events — surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. — undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4% over the past four quarters.iii

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal

1        SB Capital and Income Fund      |      2004 Annual Report

transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 19, 2005

2        SB Capital and Income Fund      |      2004 Annual Report

MANAGER  OVERVIEW

Market Review

The U.S. equity market, despite its positive breadth, experienced poor market volume and low volatility during the twelve months ended December 31, 2004. In 2004, after a relatively quiet first half, U.S. equity markets declined in the third quarter then reversed course, posting the best quarterly performance of the year in the fourth quarter. All the major indices finished the year on a positive note, with the S&P 500 Indexiv climbing 10.87%, the Nasdaq Composite Indexv rising 8.59% and the Dow Jones Industrial Average gaining 5.31%.vi

In 2004, the U.S. economy managed to overcome many stumbling blocks that included the guerilla war in Iraq, higher energy costs, corporate investigations and election uncertainty. In June, the Fed began a measured tightening course, raising the federal funds rate to 2.25% from 1.00% by the end of the period.vii After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. The yield on the 10-year Treasury note ended the year at 4.22%, which was surprisingly low given the increase in short term interest rates.

U.S. equity investors responded favorably in the fourth quarter to continued signs of economic growth, strong corporate profits and moderating energy prices. An increase in merger and acquisition activity and a definitive outcome in the presidential election also helped push stocks higher.

Within the S&P 500 Index, the energy sector led the way gaining 31.0%, followed by utilities, telecommunication services and industrials posting gains of 25.4%, 19.9% and 18.0%, respectively. Most sectors of the S&P 500 Index posted double-digit gains for the year, with the exception of healthcare, which rose 1.7%, information technology, which rose 2.8%, and consumer staples, which gained 8.2%.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

SB Capital and Income Fund — Smith Barney Class A Shares	7.84%	9.75%

S&P 500 Index	7.19%	10.87%

Lipper Flexible Portfolio Funds Category Average	6.81%	8.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Smith Barney Class B shares returned 7.51%, Smith Barney Class C shares returned 7.37%, Smith Barney Class O shares returned 7.58%, Smith Barney Class Y shares returned 8.18%, Salomon Brothers Class A shares returned 7.63%, Salomon Brothers Class B shares returned 7.11% and Salomon Brothers Class C shares returned 7.18% over the six months ended December 31, 2004. Excluding sales charges, Smith Barney Class B shares returned 9.16%, Smith Barney Class C shares returned 8.83%, Smith Barney Class O shares returned 9.18%, Smith Barney Class Y shares returned 10.32%, Salomon Brothers Class A shares returned 9.67%, Salomon Brothers Class B shares returned 8.78% and Salomon Brothers Class C shares returned 8.70% over the twelve months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 392 funds for the six-month period and among the 365 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

3        SB Capital and Income Fund      |      2004 Annual Report

Performance Review

For the 12 months ended December 31, 2004, Smith Barney Class A shares of the SB Capital and Income Fund, excluding sales charges, returned 9.75%. These shares underperformed the fund’s unmanaged benchmark, the S&P 500 Index, which returned 10.87% for the same period. In comparison, these shares outperformed the Lipper Flexible Portfolio Funds Category Averageviii, which was 8.99%.

Fund Performance

All equity sectors in the portfolio had positive returns. The equity sectors that contributed the most to the fund’s performance were REITs, non-REIT financials, energy and industrials. This marked the fifth consecutive year in which REITs outperformed the S&P 500 Index. Utility stocks also turned in a strong performance as investors continued to seek yield-oriented investments. Top contributing equity securities included McAfee Inc., Total SA, General Electric Co., BP PLC and Boeing Co. Equity sectors that contributed the least to fund performance were materials, consumer staples and consumer discretionary. The equity securities that detracted most from fund performance were Pfizer Inc., Nortel Networks Corp., DDi Corp., Intermune Inc. and Alcoa Inc.

In the fixed income portion of the portfolio, high yield bonds were the largest component by far and a significant contributor to total return as credit spreads tightened during the year.

Thank you for your investment in the SB Capital and Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA

Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date (as a percentage of net assets) were: Total SA (1.83%), General Electric Co. (1.42%), CIENA Corp., Sr. Notes, 3.750% due 2/1/08 (1.30%), Navistar International Corp. (1.23%), Telewest Global Inc. (1.13%), Nortel Networks Corporation (1.08%), ADC Telecommunications Inc. (1.02%), Host Marriott Financial, 6.750% due 12/2/26 (1.01%), Boeing Co. (0.99%), Pfizer Inc. (0.92%). Please refer to pages 10 through 30 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (16.6%); Consumer Discretionary (13.3%); Information Technology (12.8%); Healthcare (10.8%); Industrials (8.6%). The fund’s portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	As measured by gross domestic product (“GDP”), a market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.
iv	The S&P 500 Index is a market-capitalization-weighted index of 500 widely held common stocks.
[v]	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
vi	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.
vii	Source: U.S. Federal Reserve Board.
viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 365 funds in the fund’s Lipper category, and excluding sales charges.

4        SB Capital and Income Fund      |      2004 Annual Report

Fund at a Glance (unaudited)

5        SB Capital and Income Fund      |      2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Smith Barney Class A	7.84%	$1,000.00	$1,078.40	1.08%	$5.64

Smith Barney Class B	7.51	1,000.00	1,075.10	1.60	8.35

Smith Barney Class C(4)	7.37	1,000.00	1,073.70	1.88	9.80

Smith Barney Class O	7.58	1,000.00	1,075.80	1.54	8.04

Smith Barney Class Y	8.18	1,000.00	1,081.80	0.74	3.87

Salomon Brothers Class A	7.63	1,000.00	1,076.30	1.37	7.15

Salomon Brothers Class B	7.11	1,000.00	1,071.10	2.21	11.51

Salomon Brothers Class C(4)	7.18	1,000.00	1,071.80	2.31	12.03

(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

6        SB Capital and Income Fund      |      2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Smith Barney Class A	5.00%	$1,000.00	$1,019.71	1.08%	$5.48

Smith Barney Class B	5.00	1,000.00	1,017.09	1.60	8.11

Smith Barney Class C(3)	5.00	1,000.00	1,015.69	1.88	9.53

Smith Barney Class O	5.00	1,000.00	1,017.39	1.54	7.81

Smith Barney Class Y	5.00	1,000.00	1,021.42	0.74	3.76

Salomon Brothers Class A	5.00	1,000.00	1,018.25	1.37	6.95

Salomon Brothers Class B	5.00	1,000.00	1,014.03	2.21	11.19

Salomon Brothers Class C(3)	5.00	1,000.00	1,013.52	2.31	11.69

(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

7        SB Capital and Income Fund      |      2004 Annual Report

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C(3)	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C(3)
Twelve Months Ended 12/31/04	9.75%	9.16%	8.83%	9.18%	10.32%	9.67%	8.78%	8.70%

Five Years Ended 12/31/04	5.87	5.33	5.05	5.36	6.27	N/A	N/A	N/A

Ten Years Ended 12/31/04	10.66	10.10	N/A	10.13	N/A	N/A	N/A	N/A

Inception* through 12/31/04	10.31	10.94	4.60	9.63	9.54	18.57	14.94	14.77

	With Sales Charges(4)
	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C(3)	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C(3)
Twelve Months Ended 12/31/04	4.25%	4.16%	7.83%	8.18%	10.32%	3.36%	3.78%	7.70%

Five Years Ended 12/31/04	4.79	5.18	5.05	5.36	6.27	N/A	N/A	N/A

Ten Years Ended 12/31/04	10.09	10.10	N/A	10.13	N/A	N/A	N/A	N/A

Inception* through 12/31/04	9.84	10.94	4.60	9.63	9.54	13.71	11.90	14.77

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Smith Barney Class A (12/31/94 through 12/31/04)	175.27%

Smith Barney Class B (12/31/94 through 12/31/04)	161.66

Smith Barney Class C(3) (Inception* through 12/31/04)	34.27

Smith Barney Class O (12/31/94 through 12/31/04)	162.53

Smith Barney Class Y (Inception* through 12/31/04)	124.95

Salomon Brothers Class A (Inception* through 12/31/04)	27.10

Salomon Brothers Class B (Inception* through 12/31/04)	19.36

Salomon Brothers Class C(3) (Inception* through 12/31/04)	19.14

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable CDSC with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares.
(3)	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Smith Barney Class A and Salomon Brothers Class A shares reflect the deduction of the maximum sales charges of 5.00% and 5.75%, respectively; Smith Barney Class B and Salomon Brothers Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Former Smith Barney Class C shareholders who held shares of the Fund and/or other Smith Barney mutual funds on June 12, 1998, will not incur the initial sales charge on Smith Barney Class L shares purchased before June 22, 2003. In addition, Smith Barney Class O shares are only open for purchase by former Smith Barney Class C shareholders. Former Smith Barney Class C shareholders will not incur the initial sales charge on Smith Barney Class O shares purchased before June 22, 2003. The 1.00% initial sales charge on Smith Barney Class O shares is no longer imposed effective April 29, 2004.
*	Inception dates for Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class Y, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993, February 7, 1996, August 4, 2003, September 23, 2003 and September 23, 2003, respectively.

8        SB Capital and Income Fund      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Smith Barney Class B Shares of the

SB Capital and Income Fund vs. S&P 500 Index†

December 1994 — December 2004

†	Hypothetical illustration of $10,000 invested in Smith Barney Class B shares on December 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2004. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Smith Barney Class B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

9        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments	December 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 50.3%
CONSUMER DISCRETIONARY — 6.2%
Hotels, Restaurants & Leisure — 0.4%
70,000	Brinker International, Inc. (a)(b)	$2,454,900
50,000	CBRL Group, Inc. (b)	2,092,500
19,500	Ctrip.com International Ltd., ADR (a)(b)	897,390
100,000	McDonald’s Corp.	3,206,000

		8,650,790

Household Durables — 0.4%
367,200	Newell Rubbermaid Inc. (b)	8,882,568

Leisure Equipment & Products — 0.1%
165,000	Mattel, Inc.	3,215,850

Media — 3.7%
100,000	Cablevision Systems New York Group, Class A Shares (a)(b)	2,490,000
115,000	EchoStar Communications Corp., Class A Shares (a)	3,822,600
175,000	The Interpublic Group of Companies, Inc. (a)	2,345,000
141,495	Liberty Media Corp., Class A Shares (a)	1,553,615
45,050	Liberty Media International, Inc. (a)(b)	2,082,662
200,000	News Corp., Class A Shares (b)	3,732,000
150,000	NTL Inc. (a)	10,944,000
59,400	ProQuest Co. (a)(b)	1,764,180
300,000	SES Global (a)(b)	3,898,657
1,536,163	Telewest Global, Inc. (a)	27,005,746
225,000	Time Warner Inc. (a)	4,374,000
2,149,876	UnitedGlobalCom, Inc., Class A Shares (a)(b)	20,767,802
81,100	Viacom Inc., Class B Shares	2,951,229

		87,731,491

Multiline Retail — 0.9%
465,000	J.C. Penney Co., Inc.	19,251,000
60,000	Wal-Mart Stores, Inc.	3,169,200

		22,420,200

Specialty Retail — 0.6%
60,000	Best Buy Co., Inc.	3,565,200
115,000	Linens n’ Things, Inc. (a)(b)	2,852,000
175,000	OfficeMax Inc.	5,491,500
65,000	Regis Corp.	2,999,750

		14,908,450

Textiles & Apparel — 0.1%
70,000	Reebok International Ltd. (b)	3,080,000

	TOTAL CONSUMER DISCRETIONARY	148,889,349

CONSUMER STAPLES — 2.3%
Beverages — 0.1%
80,000	PepsiCo, Inc.	4,176,000

Food & Drug Retailing — 0.6%
80,000	CVS Corp.	3,605,600
590,000	The Kroger Co. (a)	10,348,600

		13,954,200

See Notes to Financial Statements.

10        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Food Products — 0.3%
82,400	Kellogg Co.	$3,679,984
115,000	Sara Lee Corp.	2,776,100

		6,456,084

Household Products — 0.5%
110,000	Kimberly-Clark Corp.	7,239,100
80,000	The Procter & Gamble Co.	4,406,400

		11,645,500

Personal Products — 0.1%
68,200	The Estee Lauder Cos. Inc., Class A Shares (b)	3,121,514

Tobacco — 0.7%
265,000	Altria Group, Inc. (c)	16,191,500

	TOTAL CONSUMER STAPLES	55,544,798

ENERGY — 5.9%
Energy Equipment & Services — 2.2%
375,600	ENSCO International Inc. (b)	11,921,544
129,000	GlobalSantaFe Corp.	4,271,190
197,500	Nabors Industries, Ltd. (a)	10,129,775
594,000	Patterson-UTI Energy, Inc.	11,553,300
363,900	Rowan Co., Inc. (a)(b)	9,425,010
100,000	Transocean Inc. (a)	4,239,000

		51,539,819

Oil & Gas — 3.7%
160,000	BP PLC, ADR	9,344,000
70,000	LUKOIL, ADR (b)	8,575,000
474,400	Marathon Oil Corp.	17,842,184
228,600	Nexen Inc.	9,292,590
400,200	Total SA, ADR (b)(d)	43,957,968

		89,011,742

	TOTAL ENERGY	140,551,561

FINANCIALS — 11.8%
Banks — 2.0%
398,848	Bank of America Corp.	18,741,867
60,000	The Bank of New York Co., Inc.	2,005,200
50,000	Comerica Inc. (b)	3,051,000
12,000	Golden West Financial Corp.	737,040
25,000	M&T Bank Corp. (b)	2,696,000
100,000	U.S. Bancorp	3,132,000
50,000	Wachovia Corp.	2,630,000
186,500	Wells Fargo & Co.	11,590,975
40,000	Zions Bancorp. (b)	2,721,200

		47,305,282

Diversified Financials — 1.8%
35,000	American Express Co.	1,972,950
65,000	Capital One Financial Corp. (b)	5,473,650
19,998	Countrywide Financial Corp.	740,126
230,000	Freddie Mac (d)	16,951,000
20,000	The Goldman Sachs Group, Inc.	2,080,800

See Notes to Financial Statements.

11        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Diversified Financials — 1.8% (continued)
123,200	JPMorgan Chase & Co.	$4,806,032
31,800	Legg Mason, Inc.	2,329,668
25,000	Lehman Brothers Holdings Inc.	2,187,000
20,000	MBNA Corp.	563,800
107,100	Merrill Lynch & Co., Inc.	6,401,367

		43,506,393

Insurance — 0.9%
90,000	American International Group, Inc.	5,910,300
25	Berkshire Hathaway Inc., Class A Shares (a)	2,197,500
25,000	The Hartford Financial Services Group, Inc.	1,732,750
47,000	IPC Holdings, Ltd.	2,044,970
115,000	PartnerRe Ltd. (b)	7,123,100
50,000	Willis Group Holdings Ltd. (b)	2,058,500

		21,067,120

Real Estate — 7.1%
78,000	Alexandria Real Estate Equities, Inc.	5,804,760
265,000	AMB Property Corp.	10,703,350
75,000	American Financial Realty Trust (b)	1,213,500
30,000	Apartment Investment & Management Co., Class A Shares	1,156,200
180,000	Archstone-Smith Trust	6,894,000
100,000	Ashford Hospitality Trust	1,087,000
130,000	Avalonbay Communities, Inc.	9,789,000
143,200	BioMed Realty Trust, Inc. (b)	3,180,472
71,200	Boston Properties, Inc.	4,604,504
55,000	BRE Properties, Inc., Class A Shares	2,217,050
181,900	CarrAmerica Realty Corp.	6,002,700
50,000	Developers Diversified Realty Corp.	2,218,500
85,000	Duke Realty Corp.	2,901,900
210,000	Equity Office Properties Trust	6,115,200
230,000	Equity Residential	8,321,400
120,000	Federal Realty Investment Trust	6,198,000
273,927	General Growth Properties, Inc.	9,905,200
100,000	Gramercy Capital Corp.	2,060,000
37,400	Heritage Property Investment Trust (b)	1,200,166
110,000	Highwoods Properties, Inc. (b)	3,047,000
123,000	iStar Financial Inc.	5,566,980
50,000	Kimco Realty Corp. (b)	2,899,500
30,000	The Macerich Co.	1,884,000
29,000	Pan Pacific Retail Properties, Inc.	1,818,300
345,000	ProLogis	14,948,850
160,000	PS Business Parks, Inc., Class A Shares	7,216,000
85,000	Public Storage, Inc.	4,738,750
105,227	Reckson Associates Realty Corp.	3,452,498
74,000	Regency Centers Corp.	4,099,600
165,000	Simon Property Group, Inc.	10,670,550
188,977	SL Green Realty Corp.	11,442,557
110,000	Vornado Realty Trust	8,374,300

		171,731,787

	TOTAL FINANCIALS	283,610,582

See Notes to Financial Statements.

12        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

HEALTHCARE — 7.1%
Biotechnology — 2.2%
241,000	Amgen Inc. (a)	$15,460,150
357,600	InterMune Inc. (a)(b)	4,741,776
100,000	MacroPore Biosurgery, Inc. (a)	245,020
10,000	MacroPore Biosurgery, Inc., Reg S Shares (a)(e)	27,500
135,000	MedImmune, Inc. (a)	3,659,850
260,000	OSI Pharmaceuticals, Inc. (a)(b)	19,461,000
402,500	Transkaryotic Therapies, Inc. (a)(b)	10,219,475

		53,814,771

Healthcare Equipment & Supplies — 0.7%
10,900	Biomet, Inc.	472,951
363,300	DJ Orthopedics Inc. (a)(b)	7,781,886
150,000	Fisher Scientific International (a)	9,357,000

		17,611,837

Healthcare Providers & Services — 1.4%
200,000	Coventry Health Care, Inc. (a)(b)	10,616,000
100,000	Omnicare, Inc. (b)	3,462,000
180,000	PacifiCare Health Systems, Inc. (a)(b)	10,173,600
70,000	WellPoint Inc. (a)	8,050,000

		32,301,600

Pharmaceuticals — 2.8%
125,000	Abbott Laboratories	5,831,250
500,000	GlaxoSmithKline PLC	11,705,833
282,636	GlaxoSmithKline PLC, ADR	13,394,120
818,100	Pfizer Inc.	21,998,709
76,000	Sepracor, Inc. (a)(b)	4,512,120
100,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR (b)	2,986,000
150,000	Wyeth	6,388,500

		66,816,532

	TOTAL HEALTHCARE	170,544,740

INDUSTRIALS — 5.9%
Aerospace & Defense — 1.7%
459,700	The Boeing Co.	23,798,669
75,300	Lockheed Martin Corp.	4,182,915
337,700	Raytheon Co.	13,112,891

		41,094,475

Building Products — 0.5%
289,500	American Standard Cos. Inc. (a)	11,962,140

Commercial Services & Supplies — 0.4%
155,000	ARAMARK Corp., Class B Shares	4,109,050
71,500	Avery Dennison Corp.	4,287,855
50,000	R.R. Donnelley & Sons Co.	1,764,500

		10,161,405

Construction & Engineering — 0.3%
182,000	Chicago Bridge & Iron Co. N.V. (b)	7,280,000

See Notes to Financial Statements.

13        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Industrial Conglomerates — 1.7%
932,000	General Electric Co.	$34,018,000
191,000	Tyco International Ltd.	6,826,340

		40,844,340

Machinery — 1.2%
669,000	Navistar International Corp. (a)(b)	29,422,620

Trading Companies & Distributors — 0.1%
45,300	MSC Industrial Direct Co., Class A Shares (b)	1,629,894

	TOTAL INDUSTRIALS	142,394,874

INFORMATION TECHNOLOGY — 6.2%
Communications Equipment — 2.9%
9,126,300	ADC Telecommunications, Inc. (a)(b)(c)	24,458,484
116,984	Comverse Technology, Inc. (a)	2,860,259
180,000	Corning, Inc. (a)	2,118,600
573,800	Nokia Oyj, Sponsored ADR	8,991,446
7,410,200	Nortel Networks Corp. (a)	25,861,598
208,000	Polycom, Inc. (a)	4,850,560

		69,140,947

Computers & Peripherals — 0.8%
287,600	Hewlett-Packard Co.	6,030,972
160,700	Lexmark International, Inc., Class A Shares (a)	13,659,500

		19,690,472

Electronic Equipment & Instruments — 0.1%
121,500	Celestica Inc., Subordinate Voting Shares (a)	1,714,365
348,975	DDI Corp. (a)(b)	1,109,741

		2,824,106

Internet Software & Services — 0.8%
192,600	Digitas Inc. (a)(b)	1,839,330
594,300	McAfee Inc. (a)	17,193,099
21,500	The9 Limited, ADR (a)	507,830

		19,540,259

Software — 1.6%
763,600	Microsoft Corp.	20,395,756
620,700	VERITAS Software Corp. (a)	17,720,985

		38,116,741

	TOTAL INFORMATION TECHNOLOGY	149,312,525

MATERIALS — 1.9%
Containers & Packaging — 0.2%
279,500	Smurfit-Stone Container Corp. (a)(b)	5,221,060

Metals & Mining — 1.1%
210,000	Arch Coal, Inc. (b)	7,463,400
318,500	Barrick Gold Corp. (b)	7,714,070
338,000	Compass Minerals International, Inc.	8,189,740
66,700	Massey Energy Co. (b)	2,331,165

		25,698,375

See Notes to Financial Statements.

14        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Paper & Forest Products — 0.6%
370,500	International Paper Co.	$15,561,000

	TOTAL MATERIALS	46,480,435

TELECOMMUNICATION SERVICES — 1.5%
Diversified Telecommunication Services — 0.6%
25,000	CenturyTel, Inc.	886,750
108,500	Citizens Communications Co. (b)	1,496,215
612,400	MCI Inc. (b)	12,345,984

		14,728,949

Wireless Telecommunication Services — 0.9%
404,500	Nextel Communications, Inc., Class A Shares (a)	12,135,000
150,000	Nextel Partners, Inc., Class A Shares (a)(b)	2,931,000
79,600	Spectrasite Inc. (a)(b)	4,608,840

		19,674,840

	TOTAL TELECOMMUNICATION SERVICES	34,403,789

UTILITIES — 1.5%
Electric Utilities — 0.7%
22,000	Dominion Resources, Inc.	1,490,280
44,500	DPL Inc. (b)	1,117,395
100,000	Entergy Corp.	6,759,000
35,700	Exelon Corp.	1,573,299
37,193	FirstEnergy Corp.	1,469,495
136,000	PG&E Corp. (a)(b)	4,526,080

		16,935,549

Gas Utilities — 0.7%
1,390,100	El Paso Corp. (b)	14,457,040

Multi-Utilities — 0.1%
91,000	Sempra Energy	3,337,880

	TOTAL UTILITIES	34,730,469

	TOTAL COMMON STOCK (Cost — $962,796,762)	1,206,463,122

PREFERRED STOCK — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Media — 0.1%
1,203	Spanish Broadcasting System, Inc., Series B, 10.750% due 10/15/13 (Cost — $1,216,743)	1,344,352

CONVERTIBLE PREFERRED STOCK — 3.0%
ENERGY — 0.1%
Oil & Gas — 0.1%
50,000	Hanover Compressor Cap Trust, 7.250% due 12/15/29 (b)	2,612,500

FINANCIALS — 2.5%
Banks — 0.7%
150,000	Commerce Capital Trust II, 5.950% due 3/11/32	9,600,000
155,000	Sovereign Capital Trust IV, 4.375% due 3/1/34	7,595,000

		17,195,000

See Notes to Financial Statements.

15        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES		SECURITY	VALUE

Diversified Financials — 1.4%
150,000		Capital One Financial Corp., 6.250% due 5/17/05 (b)	$8,466,000
430,000		Host Marriott Financial, 6.750% due 12/2/26	24,241,250

			32,707,250

Real Estate — 0.4%
155,900		Simon Property Group, Inc., 6.000% due 12/31/49 (b)	9,232,398

		TOTAL FINANCIALS	59,134,648

MATERIALS — 0.2%
Containers & Packaging — 0.2%
200,000		Smurfit-Stone Container Corp., Series A, 7.000% due 2/15/12 (b)	5,100,000

TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
85,500		Dobson Communications Corp., 6.000% due 8/19/16 (b)	5,992,586

		TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $66,498,148)	72,839,734

WARRANTS
WARRANTS — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Communications Equipment — 0.0%
22,320		Lucent Technologies Inc., Expire 12/10/07 (a) (Cost — $0)	35,266

FACE AMOUNT
U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 0.4%
		Federal Home Loan Mortgage Corp. (FHLMC):
$ 306,253		8.500% due 9/1/25	336,942
3,049,458		6.000% due 9/1/32	3,155,438
355,578		Series 2764, Class DT, 6.000% due 3/15/34	354,937
902,585		Series 2780, Class SL, 6.000% due 4/15/34	919,011
3,405,066		Federal National Mortgage Association (FNMA), 8.000% due 12/1/12	3,621,909

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost — $8,429,194)	8,388,237

FACE AMOUNT	RATING(f)
CORPORATE BONDS — 22.8%
CONSUMER DISCRETIONARY — 6.4%
Automobiles — 0.1%
325,000	BBB	Daimler Chrysler NA Holding Corp., Notes, 6.400% due 5/15/06	338,205
3,550,000	BBB-	General Motors Corp., Debentures, 8.375% due 7/15/33 (b)	3,688,279

			4,026,484

See Notes to Financial Statements.

16        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

Hotels, Restaurants & Leisure — 2.6%
$ 4,000,000	B+	Argosy Gaming Co., Sr. Sub. Notes, 7.000% due 1/15/14	$4,440,000
		Caesars Entertainment, Inc., Sr. Sub. Notes:
4,425,000	BB-	7.875% due 12/15/05	4,602,000
4,000,000	BB-	8.875% due 9/15/08	4,540,000
575,000	BB-	7.875% due 3/15/10 (b)	650,469
1,000,000	BB-	8.125% due 5/15/11 (b)	1,160,000
250,000	A-	Carnival Corp., 3.750% due 11/15/07	250,463
4,500,000	B-	Cinemark Inc., Sr. Discount Notes, zero coupon until 3/15/09, (9.750% thereafter), due 3/15/14	3,420,000
2,950,000	CCC+	Denny’s Corp., Sr. Notes, 10.000% due 10/1/12 (g)	3,189,688
2,750,000	BBB-	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	3,220,811
5,000,000	B	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.000% due 3/1/14	5,125,000
2,000,000	B	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	2,195,000
250,000	CCC+	LCE Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (g)	271,875
6,000,000	BB-	Mandalay Resort Group, Sr. Sub. Notes, Series B, 10.250% due 8/1/07	6,810,000
225,000	A	McDonald’s Corp., Medium-Term Notes, Series E, 5.950% due 1/15/05	238,710
		MGM MIRAGE, Sr. Sub. Notes:
6,000,000	BB-	9.750% due 6/1/07	6,690,000
4,000,000	BB-	8.375% due 2/1/11 (b)	4,530,000
3,655,000	B-	Pinnacle Entertainment Inc., Sr. Sub. Notes, 8.250% due 3/15/12	3,901,713
1,250,000	CCC	Six Flags Inc., Sr. Notes, 9.625% due 6/1/14 (b)	1,262,500
5,000,000	B+	Station Casinos Inc., Sr. Sub. Notes, 6.875% due 3/1/16	5,231,250

			61,729,479

Media — 2.3%
2,000,000	B+	Cablevision Systems Corp., Sr. Notes, 8.000% due 4/15/12 (g)	2,145,000
		Charter Communications Holdings LLC, Sr. Discount Notes:
5,000,000	CCC-	Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10	4,687,500
10,000,000	CCC-	Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11 (b)	8,450,000
10,000,000	CCC-	Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11	7,400,000
175,000	BBB-	Clear Channel Communications, Sr. Notes, 3.125% due 2/1/07	172,462
		CSC Holdings Inc.:
5,000,000	BB-	Sr. Notes, Series B, 7.625% due 4/1/11	5,412,499
500,000	B+	Sr. Sub. Debentures, 10.500% due 5/15/16 (b)	570,000
8,000,000	B	Dex Media Inc., Discount Notes, zero coupon until 11/15/08, (9.000% thereafter), due 11/15/13 (b)	6,310,000
1,625,000	BB-	EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09	1,795,625
6,850,000	B	Mediacom Capital Corp., Sr. Notes, 9.500% due 1/15/13 (b)	6,909,938
2,500,000	BB+	Rogers Cablesystems Ltd., Sr. Notes, Series B, 10.000% due 3/15/05	2,546,875
175,000	BBB	TCI Communications Inc., Sr. Notes, 6.875% due 2/15/06	181,144
175,000	BBB+	Time Warner Inc., 6.125% due 4/15/06	181,262
875,000	A-	Viacom Inc., Sr. Notes, 7.150% due 5/20/05	888,255
225,000	BBB+	The Walt Disney Co., Medium-Term Notes, 5.500% due 12/29/06	234,710
7,500,000	CCC+	Young Broadcasting Inc., Sr. Sub. Notes, 8.750% due 1/15/14 (b)	7,593,750

			55,479,020

Multiline Retail — 0.7%
350,000	A	Costco Wholesale Corp., Sr. Notes, 5.500% due 3/15/07	364,089
275,000	A-	CVS Corp., Notes, 5.625% due 3/15/06	282,064
275,000	AA	Home Depot Inc., Sr. Notes, 5.375% due 4/1/06 (b)	282,092

See Notes to Financial Statements.

17        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

Multiline Retail — 0.7% (continued)
$ 750,000	CCC	Home Interiors & Gifts Inc., Sr. Sub. Notes, 10.125% due 6/1/08 (b)	$622,500
3,000,000	BB+	JC Penney Co. Inc., Notes, 8.000% due 3/1/10	3,442,500
1,525,000	B	Jean Coutu Group, Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (b)(g)	1,570,750
300,000	A+	Lowe’s Cos., Inc., Sr. Notes, 7.500% due 12/15/05	312,397
2,500,000	B-	Rite Aid Corp., Sr. Debentures, 6.875% due 8/15/13 (b)	2,262,500
5,000,000	BB	Saks, Inc., Sr. Notes, 7.375% due 2/15/19	4,975,000
275,000	A+	Target Corp., Notes, 5.500% due 4/1/07 (b)	287,140
350,000	AA	Wal-Mart Stores, Inc., Notes, 5.580% due 5/1/06 (g)	360,481
1,129,000	BB-	Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11 (b)	1,309,640

			16,071,153

Specialty Retail — 0.4%
3,000,000	B-	Jafra Cosmetics International, Sr. Sub. Notes, 10.750% due 5/15/11	3,405,000
5,000,000	B-	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	5,325,000

			8,730,000

Textiles & Apparel — 0.3%
275,000	A	Cintas Corp. No. 2, 5.125% due 6/1/07	285,785
2,675,000	CCC	Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08 (b)	2,822,125
		Simmons Co.:
1,875,000	B-	Sr. Discount Notes, zero coupon until 12/15/09, (10.000% thereafter), due 12/15/14 (g)	1,153,125
1,750,000	B-	Sr. Sub. Notes, 7.875% due 1/15/14 (b)	1,820,000
400,000	A-	V. F. Corp., Notes, 8.100% due 10/1/05	413,951

			6,494,986

		TOTAL CONSUMER DISCRETIONARY	152,531,122

CONSUMER STAPLES — 1.1%
Food & Drug Retailing — 0.8%
6,500,000	BB	Ahold Lease USA Inc., Series A-2, 8.620% due 1/2/25	7,121,563
275,000	A	Brown-Forman Corp., Notes, 3.000% due 3/15/08	269,132
6,000,000	B+	Constellation Brands, Inc., Sr. Sub. Notes, Series B, 8.125% due 1/15/12 (b)	6,547,500
250,000	A	Diageo Capital PLC, Notes, 3.500% due 11/19/07	249,338
5,000,000	B-	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (g)	4,787,500
325,000	BBB	Safeway Inc., Notes, 4.800% due 7/16/07	332,894
275,000	A+	Unilever Capital Corp., Sr. Notes, 6.875% due 11/1/05	283,561

			19,591,488

Food Products — 0.2%
		Del Monte Corp., Sr. Sub. Notes:
2,000,000	B	8.625% due 12/15/12	2,250,000
1,500,000	B	Series B, 9.250% due 5/15/11	1,650,000
175,000	BBB+	Kellogg Co., Sr. Notes, 2.875% due 6/1/08	170,111
225,000	A-	Nabisco Inc., Notes, 6.375% due 2/1/05	225,428

			4,295,539

Household Products — 0.1%
2,025,000	CCC+	Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11 (b)	2,171,813

Personal Products — 0.0%
350,000	AA-	Gillette Co., Notes, 3.500% due 10/15/07	350,715

		TOTAL CONSUMER STAPLES	26,409,555

See Notes to Financial Statements.

18        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

ENERGY — 1.9%
Energy Equipment & Services — 0.9%
$ 175,000	BBB+	Consolidated Natural Gas Co., Sr. Notes, Series B, 5.375% due 11/1/06	$180,832
175,000	BBB	Duke Energy Corp., Notes, 5.750% due 11/15/06	181,421
		Dynegy Holdings Inc.:
6,150,000	CCC+	Debentures, 7.125% due 5/15/18	5,511,938
2,500,000	B-	Secured Notes, 10.125% due 7/15/13 (g)	2,874,999
		El Paso Corp., Sr. Medium-Term Notes:
400,000	CCC+	7.375% due 12/15/12	407,000
5,000,000	CCC+	7.800% due 8/1/31	4,825,000
		The Williams Cos., Inc., Notes:
2,500,000	B+	7.625% due 7/15/19	2,762,500
2,500,000	B+	7.750% due 6/15/31	2,631,250
2,500,000	B+	8.750% due 3/15/32	2,884,375

			22,259,315

Oil & Gas — 1.0%
200,000	BBB+	Burlington Resources 5.600% due 12/1/06	207,279
4,625,000	BB-	Chesapeake Energy Corp., Sr. Notes, 6.375% due 6/15/15 (g)	4,775,313
500,000	A-	Conoco Funding Co., Notes, 5.450% due 10/15/06	518,047
175,000	A-	Cooper Cameron Corp., Sr. Notes, 2.650% due 4/15/07	170,512
11,000,000	NR	Friede Goldman Halter Inc., Sub. Notes, 4.500% due 12/15/09 (h)	687,500
5,000,000	B-	Hanover Compressor Co., Sub. Notes, zero coupon bond to yield 6.033% due 3/31/07	4,375,000
250,000	A	Keyspan Corp., Sr. Notes, 6.150% due 6/1/06	260,350
650,000	BB	Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11	741,000
3,250,000	B+	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	3,705,000
250,000	A	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	271,919
5,000,000	B+	Stone Energy Corp., Sr. Sub. Notes, 6.750% due 12/15/14 (g)	5,012,500
2,097,000	B	Vintage Petroleum Inc., Sr. Sub. Notes, 7.875% due 5/15/11 (b)	2,243,790

			22,968,210

		TOTAL ENERGY	45,227,525

FINANCIALS — 2.2%
Banks — 0.2%
250,000	A+	ABN Amro Bank NV, Sub. Notes, 7.125% due 6/18/07	270,682
325,000	A+	American Express Centurion Corp., Notes, Floating Rate 2.500% due 7/19/07	325,148
270,000	A	Banesto Finance 7.500% due 3/25/07	291,963
400,000	A	Bank of America Corp., Sub. Notes, 6.375% due 2/15/08	430,768
175,000	BBB+	Bank United Corp., Sub. Notes, 8.875% due 5/1/07	193,773
325,000	A-	BB&T Corp., Sub. Notes, Redeemable and Putable Securities, 6.375% due 6/30/05	330,711
275,000	A	Corporacion Andina De Fomento Inc., Notes, Floating Rate 2.460% due 1/26/07	275,865
272,727	AA-	Fifth Third Bancorp, Notes, 2.870% due 8/10/09	267,383
250,000	A+	FleetBoston Financial Corp., Sr. Medium-Term Notes, Series T, 4.200% due 11/30/07	254,525
210,000	A	KeyBank National Association, Bank Notes, Series T, 5.000% due 7/17/07	218,048
350,000	A+	M & I Marshall & Ilsley Bank, Certificate of Deposit Notes, 1.568% due 3/10/05	349,714
300,000	AA-	SunTrust Banks, Inc., Sr. Bank Notes, Series T, 2.125% due 1/30/06	296,452
350,000	AA-	US Bank NA, Notes, 2.870% due 2/1/07	347,143
225,000	A1*	Wachovia Corp., Sub. Notes, 6.400% due 4/1/08	244,177

See Notes to Financial Statements.

19        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

Banks — 0.2% (continued)
$ 225,000	AA-	Wells Fargo and Co., Notes, Floating Rate 2.590% due 3/23/07	$225,243
175,000	BBB	Zions Bancorp, Sr. Notes, 2.700% due 5/1/06	173,561

			4,495,156

Diversified Financials — 1.7%
5,000,000	CCC	Alamosa Delaware Inc., Sr. Notes, 8.500% due 1/31/12	5,487,500
250,000	A+	American General Finance Corp., Medium-Term Notes, Series G, 5.750% due 3/15/07	261,188
325,000	BBB+	Amvescap PLC, Sr. Notes, 5.900% due 1/15/07	340,227
3,500,000	B	Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08	3,675,000
3,000,000	CCC+	Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due 1/15/14 (g)	2,917,500
4,500,000	B-	BCP Caylux Holdings Inc., Sr. Sub. Notes, 9.625% due 6/15/14 (g)	5,096,250
225,000	A	The Bear Stearns Cos. Inc., Notes, 6.500% due 5/1/06	234,302
500,000	A+	BHP Finance USA Ltd., 6.690% due 3/1/06	518,964
112,000	A	Boeing Capital Corp., Sr. Notes, 5.650% due 5/15/06	115,528
275,000	A	Caterpillar Finance Service Corp., Notes, Series F, 3.000% due 2/15/07	272,113
350,000	BBB	Cendant Corp., Notes, 6.875% due 8/15/06	368,363
250,000	A	CIT Group Inc., Notes, 6.500% due 2/7/06	258,855
250,000	A	Countrywide Home Loans, Insc., Medium-Term Notes, Series K, 5.500% due 2/1/07	259,280
200,000	A+	Credit Suisse First Boston USA Inc., Notes, 5.750% due 4/15/07 (b)	209,743
250,000	BBB-	Ford Motor Credit Co., Notes, 6.500% due 1/25/07	260,086
250,000	AAA	General Electric Cap CRP, Notes, Series A, Floating Rate 2.581% due 6/22/07 (b)	250,316
175,000	BBB-	General Motors Acceptance Corp., Notes, 6.125% due 9/15/06	179,479
250,000	A	Household Finance Corp., Sr. Unsub. Notes, 6.400% due 6/17/08	269,929
275,000	A+	IBM Canada Credit Card Services Co., Sr. Notes, 3.750% due 11/30/07 (g)	280,223
225,000	AA-	International Lease Finance Corp., Notes, 5.750% due 10/15/06	234,332
325,000	A-	John Deere Capital Corp., Notes, 5.125% due 10/19/06	334,832
250,000	A+	JPMorgan Chase & Co., Sr. Notes, 5.350% due 3/1/07	259,634
5,000,000	B	JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12	5,600,000
1,000,000	A	Lehman Brothers Holdings Inc., Notes, 7.750% due 1/15/05	1,001,293
275,000	A+	Morgan Stanley, 5.800% due 4/1/07	288,454
200,000	BBB	NiSource Finance Corp., Sr. Notes, 7.625% due 11/15/05	207,329
225,000	A-	Reed Elsevier Capital Inc., Bonds, 6.125% due 8/1/06	233,371
170,000	A+	Rio Tinto LTD, Notes, 2.625% due 9/30/08	163,144
200,000	A	SLM Corp., Sr. Notes, Series MTNA, Floating Rate 2.300% due 1/26/09	200,232
9,534,884	BB-	Targeted Return Index Securities Trust, Secured Notes, step bond to yield 8.156% due 8/1/15 (g)	10,447,601
250,000	A-	Textron Financial Corp., Notes Series E, 2.750% due 6/1/06	247,081
325,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/15/07	339,041

			40,811,190

Insurance — 0.1%
275,000	A	The Chubb Corp., Notes, 6.150% due 8/15/05	279,718
250,000	A-	The Hartford Financial Services Group, Inc., Sr. Notes, 2.375% due 6/1/06	245,513
300,000	BBB	Marsh & McLennan Cos. Inc., Notes, Floating Rate 2.193% due 7/13/07	293,325
325,000	A	MGIC Investment Corp., Senior Notes, 7.500% due 10/15/05	335,052
500,000	AA	Monumental Global Funding II, Secured Notes, 6.050% due 1/19/06 (g)	514,259
300,000	AA-	Nationwide Life Global Fund, Notes, Floating Rate 2.060% due 9/28/07 (g)	300,134
325,000	AA	Protective Life U.S. Funding Trust, Notes, 5.875% due 8/15/06 (g)	337,810

			2,305,811

See Notes to Financial Statements.

20        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

Real Estate — 0.2%
$ 5,000,000	CCC+	Meristar Hospitality Finance Corp., Sr. Notes, 9.125% due 1/15/11 (b)	$5,425,000

		TOTAL FINANCIALS	53,037,157

HEALTHCARE — 0.8%
Healthcare Equipment & Supplies — 0.0%
275,000	A-	Baxter International Inc., Notes, 5.250% due 5/1/07 (b)	284,101
275,000	NR	Elan Corp. PLC, Secured Notes, Floating Rate 7.720% due 3/15/05	277,750

			561,851

Healthcare Providers & Services — 0.8%
1,750,000	B-	Ameripath Inc., Sr. Notes, 10.500% due 4/1/13	1,868,125
		HCA Inc.:
5,800,000	BB+	Notes, 6.375% due 1/15/15	5,834,174
175,000	BB+	Sr. Notes, 7.125% due 6/1/06	181,710
5,500,000	B-	IASIS Healthcare Corp., Sr. Sub. Notes, 8.750% due 6/15/14	6,022,500
225,000	BBB	Quest Diagnostics Inc., Sr. Notes, 6.750% due 7/12/06	236,039
		Tenet Healthcare Corp.:
4,350,000	B-	Notes, 7.375% due 2/1/13 (b)	4,241,250
		Sr. Notes:
650,000	B-	5.375% due 11/15/06 (b)	656,500
25,000	B-	9.875% due 7/1/14 (g)	27,375
250,000	A	United Health Group Inc., Sr. Notes, 3.300% due 1/30/08	246,322
175,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 6/15/06	182,281

			19,496,276

		TOTAL HEALTHCARE	20,058,127

INDUSTRIALS — 2.0%
Aerospace & Defense — 0.5%
2,375,000	B	DRS Technologies Inc., Sr. Sub. Notes, 6.875% due 11/1/13 (g)	2,493,750
225,000	BBB-	Goodrich Corp., Notes, 7.500% due 4/15/08	249,271
337,000	BBB-	Raytheon Co., Notes, 6.500% due 7/15/05	343,065
7,500,000	BB-	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	8,493,750

			11,579,836

Building Products — 0.3%
5,000,000	BBB-	American Standard, Inc., Sr. Bonds, 8.250% due 6/1/09	5,780,965
175,000	BBB	Centex Corp., Notes, 4.750% due 1/15/08	178,662
250,000	BBB+	Masco Corp., Sr. Notes, 6.750% due 3/15/06	260,498

			6,220,125

Diversified Industrials — 0.6%
250,000	A+	Cargill Inc., Notes, 6.250% due 5/1/06 (g)	259,312
2,850,000	B-	Cenveo Corp., Sr. Sub. Notes, 7.875% due 12/1/13	2,664,750
275,000	A-	Cooper Industries Inc., 5.250% due 7/1/07	285,071
204,000	BBB+	Ingersoll-Rand Co., Notes, 6.250% due 5/15/06	211,969
6,500,000	B	Iron Mountain Inc., Sr. Sub. Notes, 8.625% due 4/1/13	6,938,750
4,000,000	B	Koppers Inc., 9.875% due 10/15/13	4,580,000

			14,939,852

Industrial Conglomerates — 0.2%
225,000	A	Honeywell International Inc., Notes, 6.875% due 10/3/05	231,068
2,500,000	B-	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (b)(g)	2,700,000

See Notes to Financial Statements.

21        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

Industrial Conglomerates — 0.2% (continued)
$ 2,850,000	CCC+	Park-Ohio Industries Inc., Sr. Sub. Notes, 8.375% due 11/15/14 (g)	$2,864,250
175,000	BBB	Tyco International Group SA, Notes, 6.375% due 6/15/05 (b)	177,573

			5,972,891

Machinery — 0.2%
		Allied Waste North America, Inc., Sr. Notes:
4,950,000	B+	7.375% due 4/15/14 (b)	4,764,374
1,025,000	BB-	Series B, 9.250% due 9/1/12	1,114,688

			5,879,062

Transportation — 0.2%
1,300,000	CCC+	Horizon Lines LLC, Notes, 9.000% due 11/1/12 (g)	1,404,000
2,500,000	B+	OMI Corp., Sr. Notes, 7.625% due 12/1/13	2,687,500
170,000	BBB	Union Pacific Corp., Notes, 7.600% due 5/1/05	172,318

			4,263,818

		TOTAL INDUSTRIALS	48,855,584

INFORMATION TECHNOLOGY — 1.2%
Communications Equipment — 0.7%
2,500,000	CCC	Crown Castle International Corp., Sr. Notes, 7.500% due 12/1/13 (b)	2,700,000
		Lucent Technologies Inc.:
10,000,000	B	Debentures, 6.450% due 3/15/29	9,100,000
3,500,000	B	Notes, 5.500% due 11/15/08 (i)	3,613,750

			15,413,750

Computers & Peripherals — 0.0%
550,000	A-	Hewlett-Packard Co., Notes, 7.150% due 6/15/05	560,529

IT Consulting & Services — 0.3%
		Unisys Corp., Sr. Notes:
1,500,000	BB+	8.125% due 6/1/06	1,586,250
6,000,000	BB+	7.875% due 4/1/08 (b)	6,180,000

			7,766,250

Semiconductor Equipment & Products — 0.2%
5,000,000	B	Amkor Technology, Inc., Sr. Notes, 7.750% due 5/15/13 (b)	4,725,000

		TOTAL INFORMATION TECHNOLOGY	28,465,529

MATERIALS — 3.1%
Chemicals — 1.9%
2,500,000	BB-	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	2,793,750
5,000,000	B-	Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due 8/15/11	5,650,000
3,000,000	B+	Equistar Chemicals LP, Sr. Notes, 10.625% due 5/1/11	3,495,000
4,525,000	CCC+	Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09 (b)	4,785,188
116,000	BB	IMC Global Inc., Sr. Notes, Series B, 10.875% due 6/1/08	139,780
7,500,000	BB-	ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	8,512,500
129,000	NR	Key Plastics Holdings, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (e)(h)(j)	161
4,750,000	B+	Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12 (b)	5,664,375
116,277	B+	Millennium America Inc., Sr. Notes, 9.250% due 6/15/08	132,846
750,000	B-	OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11	802,500
223,000	A	PPG Industries Inc., Notes, 6.500% due 11/1/07	239,753
4,475,000	B	Resolution Performance Products LLC, Secured Notes, 8.000% due 12/15/09	4,833,000

See Notes to Financial Statements.

22        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

Chemicals — 1.9% (continued)
		Rhodia SA:
		Sr. Notes:
$ 3,150,000	CCC+	7.625% due 6/1/10 (b)	$3,173,625
1,500,000	CCC+	10.250% due 6/1/10 (b)	1,695,000
1,850,000	CCC+	Sr. Sub. Notes, 8.875% due 6/1/11 (b)	1,873,125

			43,790,603

Containers & Packaging — 0.5%
2,500,000	B+	Anchor Glass Container Corp., Secured Notes, 11.000% due 2/15/13	2,687,500
2,458,000	B	Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12	2,691,510
2,800,000	B	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10 (b)	2,985,500
900,000	CCC+	Pliant Corp., Sr. Sub. Notes, 13.000% due 6/1/10 (b)	877,500
2,900,000	B	Stone Container Finance Co. of Canada II, Sr. Notes, 7.375% due 7/15/14	3,103,000

			12,345,010

Metals & Mining — 0.1%
1,575,000	B+	AK Steel Corp., 7.875% due 2/15/09 (b)	1,612,406
1,154,000	BBB	Ispat Inland ULC, Sr. Secured Notes, 9.750% due 4/1/14	1,430,960

			3,043,366

Paper & Forest Products — 0.6%
2,445,000	BB-	Abitibi-Consolidated Inc., 8.850% due 8/1/30	2,469,450
		Ainsworth Lumber Co., Sr. Notes:
2,500,000	B+	7.250% due 10/1/12	2,556,250
2,500,000	B+	6.750% due 3/15/14 (g)	2,437,500
5,000,000	BB	Bowater Inc., Notes, 6.500% due 6/15/13 (b)	5,025,710
1,875,000	BB-	Norske Skog Canada Ltd., Sr. Notes, Series D, 8.625% due 6/15/11	2,020,313
75,000	BBB	Weyerhaeuser Co., Notes, 5.500% due 3/15/05	75,349

			14,584,572

		TOTAL MATERIALS	73,763,551

TELECOMMUNICATION SERVICES — 2.7%
Diversified Telecommunication Services — 1.5%
275,000	A	Bellsouth Corp. Notes, 4.119% due 4/26/05 (g)	276,134
250,000	A+	GTE North Inc., Debentures, Series H, 5.650% due 11/15/08 (b)	260,682
11,750,000	B+	Insight Midwest, Sr. Notes, 10.500% due 11/1/10 (b)	12,925,000
400,000	B-	NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (b)(g)	453,000
1,300,000	B+	Panamsat Corp., 9.000% due 8/15/14 (g)	1,457,625
		Qwest Services Corp., Notes:
5,255,000	B	13.500% due 12/15/10 (g)	6,345,413
10,675,000	B	14.500% due 12/15/14 (g)	13,557,250
285,000	A	SBC Communications Inc., Notes, 5.750% due 5/2/06	294,231
301,000	BBB+	Telecom Italia Capital, Notes, 4.000% due 11/15/08	300,114
275,000	A+	Verizon Communications, Debentures, 6.360% due 4/15/06	285,359

			36,154,808

Wireless Telecommunication Services — 1.2%
		American Tower Corp., Sr. Notes:
3,051,000	CCC	9.375% due 2/1/09 (b)	3,241,688
2,500,000	CCC	7.500% due 5/1/12 (b)	2,637,500
5,000,000	A	AT&T Wireless Services Inc., Notes, 8.125% due 5/1/12	6,052,840
1,875,000	CCC	Centennial Communications Corp., Sr. Notes, 10.125% due 6/15/13	2,114,063

See Notes to Financial Statements.

23        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

Wireless Telecommunication Services — 1.2% (continued)
		Crown Castle International Corp., Sr. Notes:
$ 3,400,000	CCC	9.375% due 8/1/11	$3,825,000
2,500,000	CCC	10.750% due 8/1/11 (b)	2,725,000
3,000,000	CCC	Ubiquitel Operating Co., Sr. Notes, 9.875% due 3/1/11	3,382,500
2,375,000	CCC-	U.S. Unwired Inc., Secured Notes, Series B, 10.000% due 6/15/12	2,689,688
225,000	A	Vodafone Group PLC, Notes, 7.625% due 2/15/05	226,318
1,650,000	CCC	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	1,802,625

			28,697,222

		TOTAL TELECOMMUNICATION SERVICES	64,852,030

UTILITIES — 1.4%
Electric Utilities — 1.4%
2,500,000	B-	AES Corp., Sr. Notes, 7.750% due 3/1/14	2,725,000
3,000,000	BB-	BRL Universal Equipment 2001A., L.P., Secured Notes, 8.875% due 2/15/08	3,168,750
		Calpine Corp., Sr. Notes:
2,125,000	B	8.500% due 7/15/10 (b)(g)	1,832,813
1,345,000	CCC+	8.625% due 8/15/10 (b)	1,035,650
2,500,000	CCC+	Calpine Generating Co., Secured Notes, Floating Rate 11.169% due 4/1/11	2,456,250
275,000	A-	Commonwealth Edison Co., First Mortgage Notes, 7.000% due 7/1/05	280,596
221,000	A	Con Edison Co., Debentures, Series 98-A, 6.250% due 2/1/08	236,672
150,000	BBB	Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08	151,274
7,500,000	B	Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08	8,643,750
250,000	A-	FPL Group Capital Inc., Notes, 3.250% due 4/11/06	250,211
250,000	A	Georgia Power Co., Sr. Notes, Series J, 4.875% due 7/15/07	257,322
250,000	A+	Niagra Mohawk Power Corp., Secured Notes, 7.750% due 5/15/06	264,854
5,125,000	B	NRG Energy Inc., Sr. Secured Notes, 8.000% due 12/15/13 (g)	5,611,875
175,000	BBB-	Pinnacle West Capital Corp., Sr. Notes, 6.400% due 4/1/06	180,160
5,000,000	B+	Reliant Energy Inc., Secured Notes, 9.250% due 7/15/10	5,600,000

			32,695,177

Multi-Utilities — 0.0%
176,000	BBB+	United Utilities PLC, Notes, 6.450% due 4/1/08	189,036

		TOTAL UTILITIES	32,884,213

		TOTAL CORPORATE BONDS (Cost — $503,767,283)	546,084,393

CONVERTIBLE BONDS — 10.7%
CONSUMER DISCRETIONARY — 0.7%
Media — 0.7%
2,000,000	CCC-	Charter Communications Inc., Notes, 4.750% due 6/1/06	2,010,000
15,000,000	B	Mediacom Communications Corp., Sr. Notes, 5.250% due 7/1/06	14,850,000

		TOTAL CONSUMER DISCRETIONARY	16,860,000

FINANCIALS — 0.1%
Diversified Financials — 0.1%
3,750,000	B-	E*Trade Group, Inc., Sub. Notes, 6.000% due 2/1/07	3,848,438

See Notes to Financial Statements.

24        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

HEALTHCARE — 2.9%
Biotechnology — 2.1%
		BioMarin Pharmaceuticals Inc., Sub. Notes:
$ 6,000,000	NR	3.500% due 6/15/08 (g)	$5,504,999
5,000,000	NR	3.500% due 6/15/08	4,587,500
5,500,000	NR	CV Therapeutics, Inc., Sub. Notes, 4.750% due 3/7/07	5,692,500
		InterMune Inc., Sr. Notes,
9,000,000	NR	0.250% due 3/1/11 (g)	7,773,750
2,000,000	NR	0.250% due 3/1/11	1,727,500
10,000,000	B-	NPS Pharmaceuticals Inc., Sr. Notes, 3.000% due 6/15/08	9,312,500
15,000,000	NR	Vertex Pharmaceuticals Inc., Sr. Sub. Notes, 5.750% due 2/15/11 (g)	15,206,250

			49,804,999

Pharmaceuticals — 0.8%
3,500,000	CCC+	Alpharma Inc., Sr. Sub. Notes, 3.000% due 6/1/06	4,410,000
5,000,000	B-	Cephalon, Inc., Sub. Notes, 2.500% due 12/15/06	4,925,000
10,000,000	NR	Nektar Therapeutic, Sub. Notes, 3.500% due 10/17/07	9,762,500

			19,097,500

		TOTAL HEALTHCARE	68,902,499

INDUSTRIALS — 0.7%
Commercial Services & Supplies — 0.4%
10,000,000	B+	Allied Waste Industries, Sr. Sub. Notes, 4.250% due 4/15/34	8,925,000

Industrial Conglomerates — 0.3%
4,000,000	BBB	Tyco International Group, Sr. Notes, 2.750% due 1/15/18 (g)	6,360,000

		TOTAL INDUSTRIALS	15,285,000

INFORMATION TECHNOLOGY — 5.4%
Communications Equipment — 2.1%
35,000,000	B	CIENA Corp., Sr. Notes, 3.750% due 2/1/08	31,237,500
4,000,000	BB-	Comverse Technology, Inc., Debentures, 1.500% due 12/1/05	3,940,000
16,000,000	B-	Nortel Networks Corp., 4.250% due 9/1/08	15,640,000

			50,817,500

Computers & Peripherals — 0.2%
4,000,000	CCC+	Silicon Graphics Inc., 6.500% due 6/1/09	5,600,000

Electronic Equipment & Instruments — 0.3%
15,000,000	B	Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to yield 4.113% due 9/12/20	7,912,500

Internet Software & Services — 0.9%
8,000,000	NR	Akamai Technologies, Inc., Sub. Notes, 5.500% due 7/1/07	8,120,000
15,000,000	NR	i2 Technologies Inc., Sub. Notes, 5.250% due 12/15/06	14,175,000

			22,295,000

Semiconductor Equipment & Products — 1.3%
4,000,000	B	Agere Systems, Inc., Sub. Notes, 6.500% due 12/15/09	4,250,000
32,000,000	NR	Atmel Corp., Sub. Notes, zero coupon bond to yield 4.757% due 5/23/21	14,800,000
12,000,000	CCC	Conexant Systems, Inc., 4.000% due 2/1/07	10,920,000

			29,970,000

See Notes to Financial Statements.

25        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

Software — 0.6%
$ 4,000,000	NR	BEA Systems, Inc., Sub. Notes, 4.000% due 12/15/06	$4,029,999
11,500,000	NR	Manugistics Group, Inc., Sub. Notes, 5.000% due 11/1/07	10,608,750

			14,638,749

		TOTAL INFORMATION TECHNOLOGY	131,233,749

UTILITIES — 0.9%
Gas Utilities — 0.9%
40,000,000	CCC+	El Paso Corp., Sr. Notes, zero coupon bond to yield 3.950% due 2/28/21	21,250,000

		TOTAL CONVERTIBLE BONDS (Cost — $241,886,624)	257,379,686

ASSET-BACKED SECURITIES — 2.9%
500,000	A+	Ace Securities Corp., Series 2004-OP1, Class M3, Floating Rate 3.668% due 4/25/34	501,302
		Aegis Net Interest Margin Trust:
982,257	BBB+	Series 2004-2N, Class N1, 4.500% due 4/25/34 (g)	976,743
479,631	BBB+	Series 2004-WN8, Class A, 4.700% due 7/25/34 (g)	478,417
1,000,000	A	Ameriquest Mortgage Securities Inc., Series 2003-12, Class M2, Floating Rate 4.118% due 11/25/33	1,023,555
250,000	BBB-	Argent Net Interest Margin Trust, Series 2004-WN10, Class B, 7.385% due 11/25/34 (g)	250,000
3,000,000	A+	Argent Securities Inc., Series 2004-W8, Class M4, Floating Rate 3.718% due 5/25/34	3,008,337
		Bayview Financial Acquisition Trust:
400,000	A2*	Series 2001-CA, Class M3, Floating Rate 3.668% due 8/25/36 (g)	398,125
1,084,251	AA	Series 2002-DA, Class M1, Floating Rate 3.268% due 8/25/32 (g)	1,089,274
1,500,000	AA+	Bear Stearns Asset Backed Securities, Inc., Series 2004-HE5, Class M1, Floating Rate 2.988% due 7/25/34	1,500,962
		Bear Stearns Asset Backed Securities, Net Interest Margin Note:
203,600	BBB	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (g)	202,799
876,305	BBB	Series 2004-HE1N, Class A1, 5.500% due 2/25/34 (g)	877,224
		Series 2004-HE5N:
619,986	A	Class A1, 5.000% due 7/25/34 (g)	618,850
79,000	BBB	Class A2, 5.000% due 7/25/34 (g)	78,500
708,514	BBB	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (g)	707,161
358,669	BB	Chase Commercial Mortgage Securities Corp., Series 2000-FL1A, Class E, Floating Rate 4.190% due 12/12/13 (g)	336,281
1,900,000	A	Chase Funding Mortgage Loan Asset-Backed, Series 2004-1, Class 2M2, Floating Rate 3.298% due 7/25/33	1,901,219
308,363	BBB	Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A, Floating Rate 3.518% due 7/25/28 (j)	200,436
		Commercial Mortgage Pass-Through Certificates:
2,000,000	AAA	Series 2002-FL6, Class E, Floating Rate 3.403% due 6/14/14 (g)	2,004,025
666,872	A+	Series 2003-FL9, Class E, Floating Rate 3.403% due 11/15/15 (g)	671,670
		Countrywide Asset-Backed Certificates:
2,399,126	AA	Series 1999-2, Class MV1, Floating Rate 2.858% due 5/25/29	2,401,105
750,000	AA	Series 2003-3, Class M4, Floating Rate 3.818% due 3/25/33	755,253
913,354	BBB	Series 2004-2N, Class N1, 5.000% due 2/25/35 (g)	909,413
440,000	AA	Series 2004-5, Class M4, Floating Rate 3.668% due 6/25/34	440,282
721,669	BBB	Series 2004-5N, Class N1, 5.500% due 10/25/35 (g)	721,447
1,250,000	AA	Series 2004-BC4, Class M2, Floating Rate 3.031% due 10/25/34	1,252,964
1,205,302	BBB	Credit-Based Asset Servicing and Securitization LLC, Series 2004-AN, Class A, 5.000% due 9/27/36 (g)	1,199,139

See Notes to Financial Statements.

26        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

ASSET-BACKED SECURITIES — 2.9% (continued)
$ 3,285,000	A2*	CS First Boston Mortgage Securities Corp., Series 2001-HE8, Class M2, Floating Rate 3.468% due 2/25/31	$3,297,952
658,086	BBB+	Finance America Net Interest Margin Trust, Series 2004-1, Class A, 5.250% due 6/27/34 (g)	656,221
528,922	B	First Consumer’s Master Trust, Series 2001-A, Class A, Floating Rate 2.710% due 9/15/08	516,347
1,000,000	A+	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF2, Class M4, Floating Rate 3.318% due 3/25/34	1,000,641
768,889	A-	First Franklin Net Interest Margin Trust, Series 2004-FF7A, Class A, 5.000% due 9/27/34 (g)	768,139
		Freemont Home Loan Trust:
1,000,000	A+	Series 2004-1, Class M5, Floating Rate 3.518% due 2/25/34	1,000,641
1,750,000	A+	Series 2004-B, Class M4, Floating Rate 3.588% due 5/25/34	1,754,344
686,495	BBB+	Freemont Net Interest Margin Trust, Notes, Series 2004-B, 4.703% due 5/25/34 (g)	684,073
904,141	AA†	Guaranteed Residential Securities Trust, Series 1999-A, Class A, Floating Rate 2.744% due 1/28/30 (g)	886,058
2,511,998	A+	IMPAC CMB Trust, Series 2004-4, Class 2M2, Floating Rate 3.918% due 9/25/34	2,522,442
288,358	BBB-	Long Beach Asset Holdings Corp., Series 2004-6, Class N2, 7.500% due 11/25/34 (g)	282,959
500,000	AA	Long Beach Mortgage Loan Trust, Series 2004-6, Class M2, Floating Rate 3.568% due 11/25/34	501,890
1,000,000	AA+	Master Asset Backed Securities Trust, Series 2004-OPT2, Class M4, Floating Rate 3.418% due 9/25/34	1,005,963
736,846	BBB+	Merrill Lynch Mortgage Investors, Inc., Series 2004-WM2N, Class N1, 4.500% due 10/25/05 (g)	734,842
		MLCC Mortgage Investors, Inc.:
750,000	AA-	Series 2004-A, Class B2, Floating Rate 3.338% due 4/25/29	749,165
750,000	AA-	Series 2004-B, Class B2, Floating Rate 3.298% due 5/25/29	749,570
		Morgan Stanley ABS Capital I:
178,024	BBB+	Notes, Series 2004-NC2N, 6.250% due 12/25/33 (g)	177,959
1,600,000	A	Series 2004-HE4, Class M2, Floating Rate 3.718% due 5/25/34	1,601,024
		New Century Home Equity Loan Trust:
500,000	A	Series 2001-NC1, Class M2, Floating Rate 3.510% due 6/20/31	502,189
1,000,000	A	Series 2003-4, Class M2, Floating Rate 4.238% due 10/25/33	1,021,814
1,500,000	AA-†	North Street Referenced Linked Notes 2000-1, Secured Notes, Floating Rate 2.830% due 7/30/10 (g)	787,500
		Novastar Home Equity Loan:
2,500,000	A	Series 2003-4, Class M2, Floating Rate 4.404% due 2/25/34	2,565,833
1,000,000	A+	Series 2004-1, Class M4, Floating Rate 3.393% due 6/25/34	998,371
1,500,000	A	Series 2004-2, Class M5, Floating Rate 3.918% due 9/25/34	1,517,316
1,188,393	A	Novastar Net Interest Margin Note, Series 2004-N2, 4.458% due 6/26/34 (g)	1,182,420
		Option One Mortgage Loan Trust:
1,300,000	A	Series 2003-4, Class M2, Floating Rate 4.068% due 7/25/33	1,317,716
750,000	AA	Series 2004-2, Class M2, Floating Rate 3.468% due 5/25/34	750,481
		Sail Net Interest Margin Notes:
338,044	Baa2*	Series 2003-BC2A, Class A, Floating Rate 7.750% due 4/27/33 (g)	335,327
4,550,000	BBB-†	Series 2003-BC2A, Class B, 7.750% due 4/25/33 (g)	4,244,422
465,445	BBB	Series 2004-2A, Class A, 5.500% due 3/27/34 (g)	463,810
1,236,831	BBB+	Series 2004-4A, Class A, 5.000% due 4/27/34 (g)	1,242,868
1,077,400	A-	Series 2004-5A, Class A, 4.500% due 6/25/34 (g)	1,075,717
763,649	A-	Series 2004-8A, Class A, 5.000% due 9/27/34 (g)	761,858
833,020	A-	Series 2004-AA, Class A, 4.500% due 10/27/34 (g)	834,085
475,599	BBB-	Series 2004-AA, Class B, 7.500% due 10/27/34 (g)	464,304
293,556	BB	Series 2004-BN2A, Class B, 7.000% due 12/27/34 (g)	278,305

See Notes to Financial Statements.

27        SB Capital and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE

ASSET-BACKED SECURITIES — 2.9% (continued)
$ 1,648,488	A-	Sasco Net Interest Margin Trust, Series 2003-12XS, Class A, 7.500% due 4/28/33 (g)	$989,093
218,785	Ba2*	Saxon Asset Securities Trust, Series 1999-3, Class BF1A, 8.640% due 7/25/04	185,968
868,289	BBB	Sharp LLC Net Interest Margin Trust, Series 2004-OP1N, 5.190% due 4/25/34 (g)	866,076
2,000,000	A	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, Floating Rate 4.268% due 10/25/33	2,021,888
488,192	Aa2*	WMC Mortgage Loan Pass-Though Certificates, Series 1999-A, Class M2, Floating Rate 3.903% due 10/15/29	491,040

		TOTAL ASSET-BACKED SECURITIES (Cost — $68,902,814)	68,293,114

CONTRACTS
PURCHASED OPTIONS — 0.1%
Purchased Put — 0.1%
3,500		S&P 500 Index, Put @ 1,150, Expires 3/19/05 (Cost — $5,190,500)	3,500,000

		SUB-TOTAL INVESTMENTS (Cost — $1,858,688,068)	2,164,327,904

FACE AMOUNT
REPURCHASE AGREEMENT — 9.0%
$215,612,000		UBS Financial Services dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity —$215,650,990; (Fully collateralized by various U.S. Government Agency Obligations and International Bank for Reconstruction & Development Bills, Notes and Bonds, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $219,925,274) (Cost — $215,612,000)	215,612,000

		TOTAL INVESTMENTS — 99.3% (Cost — $2,074,300,068**)	2,379,939,904
		Other Assets in Excess of Liabilities — 0.7%	17,600,340

		TOTAL NET ASSETS — 100.0%	$2,397,540,244

SHARES
LOANED SECURITIES COLLATERAL
300,506,546		State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $300,506,546)	$300,506,546

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (Notes 1 and 3).
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	All ratings are by Standard & Poor’s Rating Service except for those identified by an asterisk (*), which are rated by Moody’s Investors Service, or by a dagger (†) which are rated by Fitch Ratings.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Trustees.
(h)	Security is currently in default.
(i)	Security has been issued with attached warrants.
(j)	Security has been deemed illiquid.
**	Aggregate cost for federal income tax purposes is $2,081,984,338.

Abbreviation used in this schedule

ADR — American Depositary Receipt

See pages 29 and 30 for definitions of ratings.

See Notes to Financial Statements.

28        SB Capital and Income Fund      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A

—   Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—   Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC

—   Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates a lower degree of speculation and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	— Bonds rated “C” are bonds on which no interest is being paid.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

—   Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa

—   Bonds rated “Aa” are judged to be of the high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—   Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

29        SB Capital and Income Fund      |      2004 Annual Report

Bond Ratings (unaudited) (continued)

Baa

—   Bonds rated “Baa” are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba

—   Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not be well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—   Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Fitch Ratings (“Fitch”) — Ratings from “A” to “CCC” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings with the major ratings categories.

AAA

—   Bonds rated “AAA” by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA	— Bonds rated “AA” are considered to be investment-grade and of very high credit quality. The obligator’s ability to pay interest and/or dividends and repay principal is very strong.

A

—   Bonds rated “A” have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

—   Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

—   Bonds rated “BB” carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

CCC

—   Bonds rated “CCC”, “CC” and “C” carry the real possibility of defaulting. The capacity CC and C to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated “CC” appears probable, a “C” rating indicates imminent default.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

30        SB Capital and Income Fund      |      2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $2,074,300,068)	$2,379,939,904
Loaned securities collateral, at value (Cost — $300,506,546) (Notes 1 and 3)	300,506,546
Cash	115,532
Interest and dividends receivable	15,150,124
Receivable for securities sold	10,455,370
Receivable for Fund shares sold	2,704,973
Prepaid expenses	110,784
Other assets	36,304

Total Assets	2,709,019,537

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	300,506,546
Payable for securities purchased	7,126,246
Payable for Fund shares reacquired	1,335,068
Investment advisory fee payable	1,091,682
Distribution plan fees payable	493,543
Administration fee payable	400,174
Transfer agency services payable	318,123
Trustees’ fees payable	31,612
Payable to broker — variation margin	25,000
Accrued expenses	151,299

Total Liabilities	311,479,293

Total Net Assets	$2,397,540,244

NET ASSETS:
Par value of shares of beneficial interest	$145,713
Capital paid in excess of par value	2,205,362,089
Overdistributed net investment income	(1,792,624)
Accumulated net realized loss from investment transactions, futures contracts, options and foreign currency transactions	(112,683,705)
Net unrealized appreciation of investments, futures contracts and foreign currencies	306,508,771

Total Net Assets	$2,397,540,244

Shares Outstanding:
Smith Barney Class A	82,231,094

Smith Barney Class B	37,843,573

Smith Barney Class C	23,846,859

Smith Barney Class O	1,588,685

Smith Barney Class Y	167,190

Salomon Brothers Class A	15,713

Salomon Brothers Class B	11,706

Salomon Brothers Class C	7,807

Net Asset Value:
Smith Barney Class A (and redemption price)	$16.50

Smith Barney Class B *	$16.38

Smith Barney Class C *	$16.42

Smith Barney Class O *	$16.40

Smith Barney Class Y (and redemption price)	$16.72

Salomon Brothers Class A (and redemption price)	$16.50

Salomon Brothers Class B *	$16.36

Salomon Brothers Class C *	$16.38

Maximum Public Offering Price Per Share:
Smith Barney Class A (based on maximum sales charge of 5.00%)	$17.37

Salomon Brothers Class A (based on maximum sales charge of 5.75%)	$17.51

*	Redemption price is NAV of Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares reduced by a 5.00%, 1.00%, 1.00%, 5.00% and 1.00% contingent deferred sales charge (“CDSC”), respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

31        SB Capital and Income Fund      |      2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest	$71,564,896
Dividends	28,499,703
Securities lending	551,281
Less: Foreign withholding tax	(370,898)

Total Investment Income	100,244,982

EXPENSES:
Investment advisory fee (Note 2)	12,270,815
Distribution plan fees (Notes 2 and 4)	11,191,800
Administration fee (Note 2)	4,462,115
Transfer agency services (Notes 2 and 4)	2,166,465
Registration fees	187,934
Shareholder communications (Note 4)	159,887
Custody	158,683
Audit and legal	66,797
Trustees’ fees	30,970
Other	25,690

Total Expenses	30,721,156
Less: Investment advisory and administration fee waiver (Notes 2 and 8)	(574,622)

Net Expenses	30,146,534

Net Investment Income	70,098,448

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	80,770,239
Futures contracts	15,867,550
Options purchased	(24,963,475)
Foreign currency transactions	20,331

Net Realized Gain	71,694,645

Net Change in Unrealized Appreciation/Depreciation From:
Investments and futures contracts	60,020,632
Foreign currencies	(7,312)

Net Change in Unrealized Appreciation/Depreciation	60,013,320

Net Gain on Investments, Futures Contracts, Options and Foreign Currencies	131,707,965

Increase in Net Assets From Operations	$201,806,413

See Notes to Financial Statements.

32        SB Capital and Income Fund      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$ 70,098,448	$ 71,390,127
Net realized gain	71,694,645	8,799,479
Net change in unrealized appreciation/depreciation	60,013,320	430,610,510

Increase in Net Assets From Operations	201,806,413	510,800,116

DIVIDENDS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(70,209,297)	(71,735,223)
Return of capital	—	(3,959,057)

Decrease in Net Assets From Dividends to Shareholders	(70,209,297)	(75,694,280)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	588,695,087	533,038,360
Net asset value of shares issued for reinvestment of dividends	53,544,276	56,102,822
Cost of shares reacquired	(472,755,972)	(307,455,964)

Increase in Net Assets From Fund Share Transactions	169,483,391	281,685,218

Increase in Net Assets	301,080,507	716,791,054

NET ASSETS:
Beginning of year	2,096,459,737	1,379,668,683

End of year*	$2,397,540,244	$2,096,459,737

* Includes overdistributed net investment income of:	$(1,792,624)	$(39,768)

See Notes to Financial Statements.

33        SB Capital and Income Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class A Shares(1)	2004		2003(2)	2002	2001		2000
Net Asset Value, Beginning of Year	$15.55		$11.99	$14.56	$16.19		$18.07
Income (Loss) From Operations:
Net investment income	0.54		0.62	0.64	0.70	(3)	0.83
Net realized and unrealized gain (loss)	0.94		3.60	(2.55)	(1.27	)(3)	0.29
Total Income (Loss) From Operations	1.48		4.22	(1.91)	(0.57)		1.12
Less Dividends and Distributions From:
Net investment income	(0.53)		(0.63)	(0.66)	(0.78)		(0.77)
Net realized gains	—		—	—	(0.28)		(2.23)
Return of capital	—		(0.03)	—	—		—
Total Dividends and Distributions	(0.53)		(0.66)	(0.66)	(1.06)		(3.00)
Net Asset Value, End of Year	$16.50		$15.55	$11.99	$14.56		$16.19
Total Return(4)	9.75%		36.17%	(13.25)%	(3.65)%		6.48%
Net Assets, End of Year (millions)	$1,356		$1,086	$716	$879		$763
Ratios to Average Net Assets:
Expenses	1.09	%(5)	1.12%	1.15%	1.08%		1.09%
Net investment income	3.41		4.60	4.95	4.50	(3)	4.71
Portfolio Turnover Rate	66%		77%	77%	85%		73%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 11, 2003, Class A shares were renamed as Smith Barney Class A shares.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.56%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the expense ratio would have been 1.12% for the year ended December 31, 2004.

See Notes to Financial Statements.

34        SB Capital and Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class B Shares(1)	2004		2003(2)	2002	2001		2000
Net Asset Value, Beginning of Year	$15.45		$11.90	$14.44	$16.05		$17.94
Income (Loss) From Operations:
Net investment income	0.45		0.55	0.56	0.60	(3)	0.73
Net realized and unrealized gain (loss)	0.93		3.58	(2.52)	(1.24	)(3)	0.28
Total Income (Loss) From Operations	1.38		4.13	(1.96)	(0.64)		1.01
Less Dividends and Distributions From:
Net investment income	(0.45)		(0.55)	(0.58)	(0.69)		(0.67)
Net realized gains	—		—	—	(0.28)		(2.23)
Return of capital	—		(0.03)	—	—		—
Total Dividends and Distributions	(0.45)		(0.58)	(0.58)	(0.97)		(2.90)
Net Asset Value, End of Year	$16.38		$15.45	$11.90	$14.44		$16.05
Total Return(4)	9.16%		35.56%	(13.69)%	(4.14)%		5.87%
Net Assets, End of Year (millions)	$620		$612	$474	$745		$1,097
Ratios to Average Net Assets:
Expenses	1.61	%(5)	1.63%	1.63%	1.62%		1.61%
Net investment income	2.88		4.11	4.40	3.94	(3)	4.19
Portfolio Turnover Rate	66%		77%	77%	85%		73%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 11, 2003, Class B shares were renamed as Smith Barney Class B shares.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.00%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the expense ratio would have been 1.63% for the year ended December 31, 2004.

See Notes to Financial Statements.

35        SB Capital and Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class C Shares(1)	2004(2)		2003(3)	2002	2001		2000
Net Asset Value, Beginning of Year	$15.50		$11.94	$14.48	$16.08		$17.97

Income (Loss) From Operations:
Net investment income	0.41		0.50	0.54	0.56	(4)	0.66
Net realized and unrealized gain (loss)	0.93		3.60	(2.54)	(1.24	)(4)	0.30

Total Income (Loss) From Operations	1.34		4.10	(2.00)	(0.68)		0.96

Less Dividends and Distributions From:
Net investment income	(0.42)		(0.51)	(0.54)	(0.64)		(0.62)
Net realized gains	—		—	—	(0.28)		(2.23)
Return of capital	—		(0.03)	—	—		—

Total Dividends and Distributions	(0.42)		(0.54)	(0.54)	(0.92)		(2.85)

Net Asset Value, End of Year	$16.42		$15.50	$11.94	$14.48		$16.08

Total Return(5)	8.83%		35.17%	(13.90)%	(4.35)%		5.58%

Net Assets, End of Year (millions)	$392		$289	$100	$95		$33

Ratios to Average Net Assets:
Expenses	1.88	%(6)	1.89%	1.91%	1.88%		1.87%
Net investment income	2.63		3.69	4.24	3.73	(4)	3.91

Portfolio Turnover Rate	66%		77%	77%	85%		73%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(3)	On April 11, 2003, Class L shares were renamed as Smith Barney Class L shares.
(4)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.79%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(6)	The investment adviser and the administrator voluntarily waived a portion of their fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the expense ratio would have been 1.90% for the year ended December 31, 2004.

See Notes to Financial Statements.

36        SB Capital and Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class O Shares(1)	2004		2003(2)	2002	2001		2000
Net Asset Value, Beginning of Year	$15.47		$11.91	$14.45	$16.07		$17.95

Income (Loss) From Operations:
Net investment income	0.45		0.56	0.57	0.61	(3)	0.74
Net realized and unrealized gain (loss)	0.94		3.58	(2.53)	(1.26	)(3)	0.29

Total Income (Loss) From Operations	1.39		4.14	(1.96)	(0.65)		1.03

Less Dividends and Distributions From:
Net investment income	(0.46)		(0.55)	(0.58)	(0.69)		(0.68)
Net realized gains	—		—	—	(0.28)		(2.23)
Return of capital	—		(0.03)	—	—		—

Total Dividends and Distributions	(0.46)		(0.58)	(0.58)	(0.97)		(2.91)

Net Asset Value, End of Year	$16.40		$15.47	$11.91	$14.45		$16.07

Total Return(4)	9.18%		35.64%	(13.67)%	(4.16)%		5.97%

Net Assets, End of Year (millions)	$26		$28	$23	$34		$41

Ratios to Average Net Assets:
Expenses	1.58	%(5)	1.60%	1.60%	1.60%		1.58%
Net investment income	2.90		4.16	4.46	3.97	(3)	4.22

Portfolio Turnover Rate	66%		77%	77%	85%		73%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 11, 2003, Class O shares were renamed as Smith Barney Class O shares.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.03%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the expense ratio would have been 1.61% for the year ended December 31, 2004.

See Notes to Financial Statements.

37        SB Capital and Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Smith Barney Class Y Shares(1)	2004		2003(2)	2002	2001		2000
Net Asset Value, Beginning of Year	$15.72		$12.12	$14.71	$16.36		$18.22
Income (Loss) From Operations:
Net investment income	0.60		0.68	0.70	0.75	(3)	0.90
Net realized and unrealized gain (loss)	0.98		3.63	(2.58)	(1.28	)(3)	0.28
Total Income (Loss) From Operations	1.58		4.31	(1.88)	(0.53)		1.18
Less Dividends and Distributions From:
Net investment income	(0.58)		(0.68)	(0.71)	(0.84)		(0.81)
Net realized gains	—		—	—	(0.28)		(2.23)
Return of capital	—		(0.03)	—	—		—
Total Dividends and Distributions	(0.58)		(0.71)	(0.71)	(1.12)		(3.04)
Net Asset Value, End of Year	$16.72		$15.72	$12.12	$14.71		$16.36
Total Return(4)	10.32%		36.62%	(12.90)%	(3.33)%		6.81%
Net Assets, End of Year (millions)	$3		$81	$67	$78		$80
Ratios to Average Net Assets:
Expenses	0.76	%(5)	0.77%	0.77%	0.77%		0.77%
Net investment income	3.58		4.99	5.33	4.80	(3)	5.05
Portfolio Turnover Rate	66%		77%	77%	85%		73%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 11, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.86%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the expense ratio would have been 0.77% for the year ended December 31, 2004.

See Notes to Financial Statements.

38        SB Capital and Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended December 31:

Salomon Brothers Class A Shares(1)	2004		2003(2)
Net Asset Value, Beginning of Period	$15.56		$13.68
Income From Operations:
Net investment income	0.51		0.17
Net realized and unrealized gain	0.96		1.98
Total Income From Operations	1.47		2.15
Less Dividends From:
Net investment income	(0.53)		(0.24)
Return of capital	—		(0.03)
Total Dividends	(0.53)		(0.27)
Net Asset Value, End of Period	$16.50		$15.56

Total Return(3)	9.67%		15.90%‡
Net Assets, End of Period (000s)	$259		$32
Ratios to Average Net Assets:
Expenses	1.37	%(4)	1.37%†
Net investment income	3.24		3.17 †
Portfolio Turnover Rate	66%		77%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period August 4, 2003 (inception date) to December 31, 2003.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser and the administrator voluntarily waived a portion of their fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the expense ratio would have been 7.61% for the year ended December 31, 2004.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

39        SB Capital and Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year and period ended December 31:

Salomon Brothers Class B Shares(1)	2004		2003(2)
Net Asset Value, Beginning of Period	$15.45		$14.26

Income From Operations:
Net investment income	0.38		0.10
Net realized and unrealized gain	0.95		1.27

Total Income From Operations	1.33		1.37

Less Dividends From:
Net investment income	(0.42)		(0.15)
Return of capital	—		(0.03)

Total Dividends	(0.42)		(0.18)

Net Asset Value, End of Period	$16.36		$15.45

Total Return(3)	8.78%		9.73%‡

Net Assets, End of Period (000s)	$191		$27

Ratios to Average Net Assets:
Expenses	2.21	%(4)	2.21%†
Net investment income	2.36		2.51 †

Portfolio Turnover Rate	66%		77%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period September 23, 2003 (inception date) to December 31, 2003.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser and the administrator voluntarily waived a portion of their fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the expense ratio would have been 12.98% for the year ended December 31, 2004.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

40        SB Capital and Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year and period ended December 31:

Salomon Brothers Class C Shares(1)	2004(2)		2003(3)
Net Asset Value, Beginning of Period	$15.48		$14.30

Income From Operations:
Net investment income	0.35		0.09
Net realized and unrealized gain	0.97		1.27

Total Income From Operations	1.32		1.36

Less Dividends From:
Net investment income	(0.42)		(0.15)
Return of capital	—		(0.03)

Total Dividends	(0.42)		(0.18)

Net Asset Value, End of Period	$16.38		$15.48

Total Return(4)	8.70%		9.60%‡

Net Assets, End of Period (000s)	$128		$5

Ratios to Average Net Assets:
Expenses	2.31	%(5)	2.31%†
Net investment income	2.38		2.31 †

Portfolio Turnover Rate	66%		77%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(3)	For the period September 23, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and the administrator voluntarily waived a portion of their fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the expense ratio would have been 7.50% for the year ended December 31, 2004.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

41        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The SB Capital and Income Fund (“Fund”), a separate diversified investment fund of Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the last sale price on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on the day, at the last sale price. Securities traded in over-the-counter markets, securities for which no sales price was reported and fixed-income securities are valued at the mean between the closing bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates values.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Options Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is

42        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option. The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund also maintains exposure for the risk of any loss in the investment securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(g) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(h) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions from net realized gains to shareholders for the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

43        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,318,675 has been reclassified between overdistributed net investment income and accumulated net realized loss from investment transactions due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and differences in the tax treatment of distributions from real estate investment trusts held by the fund. Also, $676,668 has been reclassified between paid-in capital and overdistributed net investment income due to a taxable overdistribution. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended December 31, 2004, SBFM voluntarily waived a portion of its investment advisory fee in the amount of $379,170.

SBFM has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM. Pursuant to the sub-advisory agreement, SBAM is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBFM pays SBAM a monthly fee calculated at an annual rate of 0.375% of the Fund’s average daily net assets.

SBFM acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended December 31, 2004, SBFM voluntarily waived a portion of its administration fee in the amount of $195,452.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent with respect to its Smith Barney Classes of shares. PFPC Inc. (“PFPC”) acts as the Fund’s transfer agent with respect to its Salomon Brothers Classes of shares. PFPC and Primerica Shareholder Services (“PSS”) act as the Fund’s sub-transfer agents with respect to its Smith Barney Classes of shares. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended December 31, 2004, the Fund paid transfer agent fees of $1,629,375 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Smith Barney Class L and Salomon Brothers Class 2 shares were eliminated. On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively. In addition, on April 29, 2004, initial sales charges on Smith Barney Class O shares were eliminated.

There are maximum sales charges of 5.00% and 5.75% for Smith Barney Class A and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition,

44        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

Smith Barney Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A shares which, when combined with current holdings of Smith Barney Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2004, CGM received sales charges of approximately $5,300,000, $166,000, $11,000, $3,000 and $1,000 on sales of the Fund’s Smith Barney Class A, Smith Barney Class C, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares, respectively. In addition, for the year ended December 31, 2004, CDSCs paid to CGM were approximately:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C
CDSCs	$5,000	$732,000	$84,000

For the year ended December 31, 2004, CGM and its affiliates received brokerage commissions of $116,910.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,514,616,430

Sales	1,303,990,199

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$339,175,444
Gross unrealized depreciation	(41,219,878)

Net unrealized appreciation	$297,955,566

At December 31, 2004, the Fund had the following open futures contracts:

To Buy:	# of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
S&P 500 Index	100	3/05	$29,478,100	$30,342,500	$864,400

At December 31, 2004, the Fund held purchased put options with a total cost of $5,190,500.

At December 31, 2004, the Fund loaned securities having a market value of $297,275,122. The Fund received cash collateral amounting to $300,506,546 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

45        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.50%, 0.75%, 0.45%, 0.75% and 0.75% of the average daily net assets for each class, respectively. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Rule 12b-1 Distribution Plan Fees	$3,020,341	$4,534,027	$3,451,625	$183,597	$336	$1,452	$422

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Transfer Agency Service Expenses	$1,073,643	$625,842	$424,313	$32,663	$108	$4,366	$4,196	$1,334

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Shareholder Communication Expenses	$63,347	$53,926	$21,407	$3,321	$197	$4,528	$12,081	$1,080

46        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

5.	Dividends Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003
Smith Barney Class A
Net investment income	$40,844,708	$39,642,158
Return of capital	—	2,059,237

Total	$40,844,708	$41,701,395

Smith Barney Class B
Net investment income	$17,709,465	$21,107,734
Return of capital	—	1,265,581

Total	$17,709,465	$22,373,315

Smith Barney Class C†
Net investment income	$ 9,362,888	$ 6,352,786
Return of capital	—	399,255

Total	$ 9,362,888	$ 6,752,041

Smith Barney Class O
Net investment income	$ 769,520	$1,024,302
Return of capital	—	60,998

Total	$ 769,520	$1,085,300

Smith Barney Class Y
Net investment income	$1,512,697	$3,607,743
Return of capital	—	173,898

Total	$1,512,697	$3,781,641

Salomon Brothers Class A
Net investment income	$ 4,703	$ 352
Return of capital	—	27

Total	$ 4,703	$ 379

Salomon Brothers Class B
Net investment income	$ 4,053	$ 142
Return of capital	—	10

Total	$ 4,053	$ 152

Salomon Brothers Class C†
Net investment income	$ 1,263	$ 6
Return of capital	—	51

Total	$ 1,263	$ 57

†	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

47        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At December 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Smith Barney Class L shares as Smith Barney Class C shares and Salomon Brothers Class 2 shares as Salomon Brothers Class C shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003(1)(2)
	Shares	Amount	Shares	Amount
Smith Barney Class A(3)
Shares sold	20,541,793	$322,148,522	16,234,601	$224,706,127
Shares issued on reinvestment	2,094,610	32,777,917	2,457,545	33,310,268
Shares reacquired	(10,245,440)	(160,590,843)	(8,573,909)	(115,713,317)

Net Increase	12,390,963	$194,335,596	10,118,237	$142,303,078

Smith Barney Class B(3)
Shares sold	9,028,049	$140,804,765	10,613,737	$146,091,832
Shares issued on reinvestment	881,678	13,700,900	1,273,198	17,093,922
Shares reacquired	(11,638,013)	(181,016,373)	(12,110,826)	(161,274,348)

Net Increase (Decrease)	(1,728,286)	$(26,510,708)	(223,891)	$1,911,406

Smith Barney Class C(3)(4)
Shares sold	7,944,724	$124,493,742	11,575,818	$161,011,553
Shares issued on reinvestment	413,449	6,445,007	352,656	4,827,794
Shares reacquired	(3,188,402)	(49,640,140)	(1,649,193)	(22,134,650)

Net Increase	5,169,771	$81,298,609	10,279,281	$143,704,697

Smith Barney Class O(3)
Shares sold	27,461	$426,967	61,153	$820,379
Shares issued on reinvestment	39,275	611,000	64,933	870,308
Shares reacquired	(274,829)	(4,287,605)	(276,653)	(3,695,056)

Net Decrease	(208,093)	$(3,249,638)	(150,567)	$(2,004,369)

Smith Barney Class Y(3)
Shares sold	15,539	$244,559	28,596	$349,606
Shares issued on reinvestment	77	1,239	—	—
Shares reacquired	(5,028,277)	(77,122,721)	(348,781)	(4,638,593)

Net Decrease	(5,012,661)	$(76,876,923)	(320,185)	$(4,288,987)

Salomon Brothers Class A
Shares sold	13,706	$211,446	2,024	$28,800
Shares issued on reinvestment	288	4,523	23	335
Shares reacquired	(328)	(5,186)	—	—

Net Increase	13,666	$210,783	2,047	$29,135

Salomon Brothers Class B
Shares sold	15,934	$248,759	1,737	$25,579
Shares issued on reinvestment	191	2,959	9	138
Shares reacquired	(6,165)	(93,104)	—	—

Net Increase	9,960	$158,614	1,746	$25,717

Salomon Brothers Class C(4)
Shares sold	7,443	$116,327	313	$4,484
Shares issued on reinvestment	47	731	4	57

Net Increase	7,490	$117,058	317	$4,541

(1)	For Salomon Brothers Class A shares, transactions are for the period August 4, 2003 (inception date) to December 31, 2003.
(2)	For Salomon Brothers Class C and Salomon Brothers Class B shares, transactions are for the period September 23, 2003 (inception date) to December 31, 2003.
(3)	On April 11, 2003, Class A, B, C, O and Y shares were renamed as Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O and Smith Barney Class Y shares, respectively.
(4)	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

48        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$70,209,297	$71,735,223
Tax return of capital	—	3,959,057

Total Distributions Paid	$70,209,297	$75,694,280

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(108,040,211	)*
Other book/tax temporary differences	1,248,152	**
Unrealized appreciation	298,824,501	***

Total accumulated earnings — net	$192,032,442

*	On December 31, 2004, the Fund had a net capital loss carryforward of approximately $108,040,211, of which $102,957,279 expires in 2010 and $5,082,932 expires in 2011. This amount will be available to offset like amounts of any future taxable capital gains.
**	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures contracts and the difference between cash and accrual basis dividends paid.
***	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax basis on Real Estate Investment Trusts.

The Fund paid a net investment income distribution of $5,973,021 to shareholders of record on January 25, 2005. This distribution will be reflected in the financial statements for the fiscal year ended December 31, 2005.

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

49        SB Capital and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The Complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commission. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint ( the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

50        SB Capital and Income Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SB Capital and Income Fund of Smith Barney Income Funds (“Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SB Capital and Income Fund of Smith Barney Income Funds as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2005

51        SB Capital and Income Fund      |      2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the SB Capital and Income Fund (“Fund”) are managed under the direction of the Smith Barney Income Fund’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Trustee	Since 1999	Retired	27	John Hancock Funds

52        SB Capital and Income Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 203); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue, 7th Floor New York, NY 10022 Birth Year: 1962	Investment Officer	Since 2002	Managing Director of CAM; former Executive Vice President of PJLW Capital Mgt. Inc. from March 1998 to May 1999; prior to March 1998, Vice President of Cohen & Steers Capital Mgt., Inc.	N/A	N/A

53        SB Capital and Income Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering
			Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

54        SB Capital and Income Fund      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the monthly distributions paid by the Fund during the taxable year ended December 31, 2004:

Record Date:	Monthly
Payable Date:	Monthly

Dividends Qualifying for the Dividends Received Deduction for Corporations	21.71%

Qualified Dividend Income for Individuals	21.20%

Please retain this information for your records.

55        SB Capital and Income Fund      |      2004 Annual Report

SB CAPITAL AND
INCOME FUND

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Robert J. Brault

Chief Financial Officer
and Treasurer

Mark J. McAllister, CFA

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering
Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
Management LLC

SUB-ADVISER

Salomon Brothers
Asset Management Inc

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENTS

Smith Barney Classes
of Shares

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

Salomon Brothers
Classes of Shares

PFPC Inc.
P.O. Box 9699

Providence, Rhode Island

02940-9699

SUB-TRANSFER AGENTS

Smith Barney Classes
of Shares

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Income Funds

SB Capital and Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds — SB Capital and Income Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus.

SB CAPITAL AND INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0420 02/05	05-7816

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Income Funds were $33,500 and $33,500 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Smith Barney Income Funds were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Smith Barney Income Funds of $2,500 and $2,500 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Income Funds.

(d)	All Other Fees for Smith Barney Income Funds of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Smith Barney Income Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Income Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Income Funds

Date: March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Income Funds

Date: March 10, 2005

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Income Funds

Date: March 10, 2005